UNIVERSAL CAPITAL GROWTH FUND
100 S. WACKER DRIVE
SUITE 2100
CHICAGO, IL  60606
(800) 969-9676

--------------------------------------------------------------------------------

                                                                November 2, 1998

Dear Shareholder,

The Universal Capital Growth Fund (the "Fund") recorded a total return of 7.1% for the fiscal year ended September 30, 1998. For the third calendar quarter, the Fund declined 11.1%. The calendar nine months resulted in a gain of 3.2%. The Fund's investment performance results and those of the S&P 500 are summarized in the following table:

                                TOTAL RETURN<F1>
                               September 30, 1998
-----------------------------------------------------------------------------
                                                                      Since
                                9         1         3         5     Inception
                   Quarter   Months     Year      Years     Years    1/22/91
-----------------------------------------------------------------------------
Universal
Capital Growth     -11.1%      3.2%      7.1%     16.2%     18.4%     15.5%
-----------------------------------------------------------------------------
S&P 500             -9.9%      6.0%      9.0%     22.6%     19.9%     18.7%
-----------------------------------------------------------------------------
<F1> Returns, except for the quarter and 9 months, represent average annual returns. All returns include the reinvestment of dividends but exclude sales charges. Please refer to the performance chart below. Graver, Bokhof, Goodwin & Sullivan assumed management of the Fund on August 15, 1997.

Fiscal 1998 was an eventful year. The Fund and the S&P 500 rose to all-time record levels in July, riding a wave of investor optimism. Economic growth, low inflation and stable interest rates, a combination known as the "New Paradigm," pushed market indices to record highs. A limited number of large companies dominated the S&P 500 performance results, while performance of small companies stocks lagged that of the larger ones. By mid-year, signs pointed to a slowing of economic growth and corporate earnings gains. We therefore trimmed positions in the capital goods and consumer sectors while adding to over-weightings in Technology and Healthcare.

The "New Paradigm" that had already produced seven consecutive years of positive stock market returns appeared on its way to setting another record for the year. The S&P 500 rose over sixty-percent between April 1997 and July 1998, in large part fueled by heavy foreign investment in U.S. equities. Though there were a few troubling signs of financial problems in Asia and Russia, there was little worry that those events would hamper our domestic growth. The old adage that stock markets move to excess was about to be proven again.

After setting new highs in July, stocks began to pull back in what, at the time, appeared to be a period of consolidation following their strong advance. Unfortunately, financial crises in China and Japan spread throughout Asia and would soon engulf parts of Latin America and Eastern Europe. Stock prices fell precipitously during August with the S&P 500 declining some twenty-percent from its July high. The market overall suffered considerable damage as selling intensified causing large losses in many speculative portfolios, which heightened the selling process even more. Over seventy-five percent of all listed stocks were down in excess of thirty-percent and the average stock fell over forty-percent. With the exception of the S&P 500, due to strong performance by less than twenty stocks, most stock declines reached levels similar to those seen during the major stock declines of 1987 and 1974.
Investor sentiment went from being overly optimistic to extreme pessimism during this short period of time.

The Fund's total return during the difficult quarter ending September 30, 1998 was a negative 11.1% or 120 basis points behind the S&P 500. Financial stocks turned in the poorest performance overall during that period of time due to the global financial crises in progress. Fortunately, we had reduced the Fund's exposure in the Financial sector earlier, going from a fifty-percent overweight to a market-weighted position. Because we had taken a sizeable amount of capital gains throughout the year we chose to sell several stocks with losses to offset some of the prior gains. We finished the fiscal year with a cash position of ten-percent of net assets. We continue to overweight Technology and Healthcare. The Fund's larger positions included Microsoft, IBM and Intel in Technology and Eli Lilly, Merck, Schering-Plough and Medtronic in Healthcare.

Since fiscal year-end we have raised additional cash with an eye toward establishing some new positions. Despite the short duration of the decline it is possible that a market bottom was achieved in August. The dominance of "bad news" during the past few months suggests the market will require time to rebuild a sound base before beginning a sustainable new move to the upside.
Some progress has been made in Japan to deal with their weak banking system. Other Asian countries also may have the worst behind them. Russia and parts of Latin America still have problems to work out. Surely, a slowdown in the global economy is occurring and has impacted economic growth domestically. The most important issue to be resolved is the outlook for corporate earnings in the year ahead. Once the magnitude of any earnings decline is determined, the market will probably have already adjusted to reflect the new level.

Recent easing of monetary policy and lower interest rates both here and abroad have temporarily calmed investor fears. While we remain cautious about the market pending further testing of the lows, attractive prices exist for numerous securities.

We at Graver, Bokhof, Goodwin & Sullivan thank you for your continued confidence and trust. We look forward to working with you during 1999 and wish you a happy Holiday Season and prosperous New Year.

Sincerely,



/s/Andrew J. Goodwin, III

Andrew J. Goodwin, III
President

The views expressed in this report reflect those of the investment adviser as of November 2, 1998, and those views are subject to change at any time based upon market and other conditions.


          GROWTH OF A $10,000 INVESTMENT
----------------------------------------------------
                 Universal Capital        S&P 500
Date                Growth Fund         Stock Index
----------------------------------------------------
1/22/91               9,451.80           10,000.00
9/30/91              10,548.21           11,983.75
9/30/92              11,000.61           13,307.97
9/30/93              12,337.45           15,038.25
9/30/94              13,257.32           15,592.47
9/30/95              18,277.98           20,230.40
9/30/96              19,630.60           24,343.67
9/30/97              26,745.47           34,190.28
9/30/98              28,648.96           37,282.86
----------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 1/22/91 (commencement). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The Fund's performance graph includes deduction of the 5.5% front-end load. The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.

Deher & Associates, Inc. as Distributor

     TOTAL RETURN<F2>
with 5.5% sales load effect
---------------------------
1 year                1.2%
---------------------------
5 year               17.0%
---------------------------
Since inception      14.7%
---------------------------

<F2>Represent average annual returns.


                         REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Universal Capital Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Universal Capital Growth Fund as of September 30, 1998, the related statement of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Universal Capital Growth Fund at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1994, in conformity with generally accepted accounting principles.

Chicago, Illinois
November 2, 1998


                         UNIVERSAL CAPITAL GROWTH FUND

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
                                                      SHARES          VALUE
                                                      ------          -----

COMMON STOCKS                          90.15%
---------------------------------------------
BANKS

                                        4.05%

Net.b@nk, Inc.<F3>                                    11,000       $209,000
Wells Fargo & Company                                  1,000        355,000
                                                                -----------
                                                                    564,000

COMPUTERS                               3.68%
International Business
  Machines Corporation                                 4,000        512,000


COMPUTER NETWORKS                       2.66%
Cisco Systems, Inc.<F3>                                6,000        370,875


COMPUTER SOFTWARE                       4.75%
Microsoft Corporation<F3>                              6,000        660,375


CONSUMER STAPLES                        3.88%
Home Products International, Inc.<F3>                 15,000        127,500
PepsiCo, Inc.                                         14,000        412,125
                                                                -----------
                                                                    539,625

ELECTRICAL EQUIPMENT                    6.37%
General Electric Company                               4,000        318,250
Kuhlman Corporation                                   17,500        567,656
                                                                -----------
                                                                    885,906

ELECTRONIC PRODUCTS & COMPONENTS        8.90%
American Power Conversion
  Corporation<F3>                                     10,000        376,875
Intel Corporation                                      6,000        514,500
Lexmark International Group, Inc.<F3>                  5,000        346,563
                                                                -----------
                                                                  1,237,938

FINANCE & FINANCIAL SERVICES            8.63%
American Express Company                               6,000        465,750
Household International Corporation                   12,000        450,000
Merrill Lynch & Company, Inc.                          6,000        284,250
                                                                -----------
                                                                  1,200,000

HEALTHCARE                             10.55%
Amgen, Inc.<F3>                                        4,500        340,031
Health Management
  Associates, Inc.<F3>                                15,000        273,750
Johnson & Johnson                                      5,000        391,250
Medtronic, Inc.                                        8,000        463,000
                                                                -----------
                                                                  1,468,031

<F3> Non-income producing
See notes to the financial statements



                         UNIVERSAL CAPITAL GROWTH FUND


PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1998


                                                      SHARES          VALUE
                                                      ------          -----

COMMON STOCKS (CONTINUED)              90.15%
---------------------------------------------

INSURANCE                               1.93%         5,000        $268,437

PHARMACEUTICALS                        13.71%         9,000         390,937
Eli Lilly & Company                                   6,000         469,875
Merck & Co., Inc.                                     3,600         466,425
Schering-Plough Corporation                           5,600         579,950
                                                                -----------
                                                                  1,907,187

RETAIL                                  8.30%         7,000         331,625
Staples, Inc.<F3>                                    13,000         381,875
Walgreen Co.                                         10,000         440,625
                                                                -----------
                                                                  1,154,125

SERVICES                                6.95%
Complete Business Solutions, Inc.<F3>                18,000         517,500
Sterling Commerce, Inc.<F3>                          13,000         450,125
                                                                -----------
                                                                    967,625


TELECOMMUNICATIONS                      5.79%
MCI WorldCom, Inc.<F3>                                9,951         486,355
Tellabs, Inc.<F3>                                     8,000         318,500
                                                                -----------
                                                                    804,855
                                                                -----------

TOTAL COMMON STOCKS (COST $8,903,730)                            12,540,979
                                                                -----------

RIGHTS                                  0.00%
---------------------------------------------
U.S. Surgical, 9/23/00                                    7             292
                                                                        ---
TOTAL RIGHTS (COST $0)                                                  292
                                                                        ---

<F3> Non-income producing
See notes to the financial statements




                         UNIVERSAL CAPITAL GROWTH FUND


PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1998

                                                  PRINCIPAL
                                                   AMOUNT             VALUE
                                                   ------             -----

SHORT-TERM INVESTMENTS                 10.05%
---------------------------------------------

MONEY MARKET                            2.86%
UMB Bank, n.a. Money
  Market Fiduciary, 3.99%                         $397,222         $397,222
                                                                -----------

TOTAL MONEY MARKET                                                  397,222
                                                                -----------
REPURCHASE AGREEMENTS                   7.19%

UMB Bank, n.a., 4.85%, dated
9/23/98, repurchase price $500,532,
maturing 10/01/98, collateralized
by U.S. Treasury Notes, 7.00%,
maturing 4/15/99                                   500,000          500,000

UMB Bank, n.a., 4.85%, dated
9/23/98, repurchase price $500,930,
maturing 10/07/98, collateralized
by U.S. Treasury Notes, 7.00%,
maturing 4/15/99                                   500,000          500,000
                                                                -----------

TOTAL REPURCHASE AGREEMENTS                                       1,000,000
                                                                -----------

TOTAL SHORT-TERM INVESTMENTS                                      1,397,222
(COST $1,397,222)                                               -----------

TOTAL INVESTMENTS
(COST $10,300,952)                    100.20%                    13,938,493

LIABILITIES LESS CASH AND
OTHER ASSETS                          (0.20)%                      (27,514)
                                                                -----------
NET ASSETS                            100.00%                   $13,910,979
                                                                ===========


See notes to the financial statements



                         UNIVERSAL CAPITAL GROWTH FUND


STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998

ASSETS:
Investments at value (cost $10,300,952)                         $13,938,493
Dividends and interest receivable                                    13,799
Prepaid expenses and other assets                                     4,599
                                                                -----------
Total Assets
                                                                 13,956,891
                                                                -----------
LIABILITIES:
Payable to Adviser                                                    2,691
Accrued distribution fees                                            18,974
Accrued audit fees                                                   13,798
Other accrued expenses                                               10,449
                                                                -----------

Total Liabilities                                                    45,912
                                                                -----------

NET ASSETS                                                      $13,910,979
                                                                ===========

NET ASSETS CONSIST OF:
Paid-in-capital                                                  $8,873,499
Accumulated net realized gain
  on investments                                                  1,399,939
Net unrealized appreciation
  on investments                                                  3,637,541
                                                                -----------

TOTAL NET ASSETS                                                $13,910,979
                                                                ===========

NET ASSET VALUE PER SHARE
($13,910,979 DIVIDED BY
737,787 SHARES OUTSTANDING)                                          $18.86
                                                                     ======

MAXIMUM OFFERING PRICE
  PER SHARE
  (NET ASSET VALUE, PLUS 5.82% OF NET
  ASSET VALUE OR 5.50% OF OFFERING PRICE)                            $19.96
                                                                     ======


See notes to the financial statements


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME:
Dividend income                                                    $100,444
Interest income                                                      40,644
                                                                -----------
                                                                    141,088
                                                                -----------

EXPENSES:
Investment advisory fees                                            144,778
Distribution fees                                                    72,389
Reports to shareholders                                              26,307
Transfer agent fees and expenses                                     25,299
Audit fees                                                           21,503
Legal fees                                                           19,001
Fund accounting fees                                                 12,779
Federal and state registration fees                                   6,602
Trustees' fees                                                        5,753
Custody fees                                                          5,237
Other                                                                 3,754
                                                                -----------

Total expenses before waiver                                        343,402
Waiver of fees                                                     (53,845)
                                                                -----------
Net expenses
                                                                    289,557
                                                                -----------

Net investment loss                                               (148,469)
                                                                -----------

REALIZED AND UNREALIZED GAINS:

Net realized gain on investments                                  1,402,832
Change in net unrealized appreciation
  on investments                                                  (332,626)
                                                                -----------

Net gain on investments
                                                                  1,070,206
                                                                -----------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                          $921,737
                                                                ===========

See notes to the financial statements



                         UNIVERSAL CAPITAL GROWTH FUND


STATEMENTS OF CHANGES IN NET ASSETS


                                             YEAR ENDED          YEAR ENDED
                                         SEPTEMBER 30, 1998  SEPTEMBER 30, 1997
                                         ------------------  ------------------

OPERATIONS:
Net investment loss                        $  (148,469)        $   (54,361)
Net realized gain on investments              1,402,832             405,187
Change in net unrealized
  appreciation on investments                 (332,626)           3,159,044
                                            -----------         -----------
Net increase in net assets resulting            921,737           3,509,870
                                            -----------         -----------

DISTRIBUTIONS:
Net realized gains                            (355,252)         (1,185,143)
                                            -----------         -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from 58,241 and 54,442
  shares issued, respectively                 1,125,668             888,007
Net asset value of 19,566 and
  82,871 shares issued to
  holders in reinvestment of
  dividends, respectively                       345,153           1,150,243
Cost of 58,235 and 161,216
  shares redeemed, respectively             (1,120,802)         (2,492,100)
                                            -----------         -----------
Net increase (decrease) from
  capital transactions                          350,019           (453,850)
                                            -----------         -----------

TOTAL INCREASE IN NET ASSETS                    916,504           1,870,877

NET ASSETS:
Beginning of year                            12,994,475          11,123,598
                                            -----------         -----------

End of year                                 $13,910,979         $12,994,475
                                            ===========         ===========

See notes to the financial statements



                         UNIVERSAL CAPITAL GROWTH FUND

FINANCIAL HIGHLIGHTS


                                                                           YEAR ENDING SEPTEMBER 30,
                                                      1998          1997<F4>        1996            1995              1994
                                                     -------        -------        ------          ------            ------
NET ASSET VALUE, BEGINNING OF YEAR                   $18.09         $14.99         $16.28          $12.47            $12.27


INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                  (0.21)         (0.08)         (0.10)          (0.10)            (0.13)
Net realized and unrealized gain
  on investments                                       1.46           4.97           1.14            4.54              0.96
                                                    -------        -------        -------         -------           -------
TOTAL FROM INVESTMENT OPERATIONS                       1.25           4.89           1.04            4.44              0.83
                                                    -------        -------        -------         -------           -------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains                                   (0.48)         (1.79)         (2.33)          (0.63)            (0.63)
                                                    -------        -------        -------         -------           -------


NET ASSET VALUE, END OF YEAR                         $18.86        $18.09          $14.99          $16.28            $12.47
                                                    =======        =======        =======         =======           =======


TOTAL RETURN <F5>                                     7.12%         36.24%          7.40%          37.87%             7.46%

SUPPLEMENTAL DATA AND RATIOS:
Ratio of net expenses
  to average net assets <F6>                          2.00%          2.00%          2.00%           2.00%             2.00%
Ratio of net investment loss
  to average net assets <F6>                         (1.0)%         (0.5)%         (0.7)%          (0.8)%            (1.1)%
Portfolio turnover rate                               58.1%          49.2%         262.1%          157.6%            188.7%

Net assets, end of year (in 000's)                  $13,911        $12,994        $11,124          $8,149            $4,969



<F4> On August 15, 1997, the adviser changed to Graver, Bokhof, Goodwin &
     Sullivan from Integrated Financial Services, Inc.
<F5> The total return calculation does not reflect any sales load imposed on the purchase of shares.
<F6> After waiver of adviser fees and earnings credits of the custodian of
     0.37%, 0.50%, 0.35%, 0.70% and 1.10% of average net assets for 1998, 1997,
     1996, 1995 and 1994.

See notes to the financial statements



UNIVERSAL CAPITAL GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 1998

1. ORGANIZATION AND SIGNIFICAN ACCOUNTING POLICIES

ORGANIZATION. Universal Capital Investment Trust (the "Trust") is a Massachusetts business trust organized on October 18, 1990. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end investment company. Universal Capital Growth Fund (the "Fund"), the only series of the Trust currently offered, commenced selling shares to the public on January 22, 1991 (commencement of operations).

INVESTMENT VALUATION. Investments are stated at value. Investments traded on a securities exchange or in the over-the-counter market are valued at the last current sale price as of the time of valuation or, lacking any current reported sale on that day, at the mean between the most recent bid and asked quotations. Investments for which quotations are not readily available and securities for which the valuation methods described above do not produce a value reflective of the fair value of the securities are valued at a fair value as determined in good faith by the board of trustees or a committee thereof.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date (the day the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS. It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no provision for federal income taxes is required.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at September 30, 1998, the Fund reduced paid in capital by $148,469 for the current year's net investment loss.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. All repurchase agreements are fully collateralized by U.S. Treasury securities. All collateral is held through the Fund's custodian bank and is monitored daily by the Fund to ensure that its market value exceeds the carrying value of the repurchase agreements.

2. TRANSACTION WITH AFFILIATES

Pursuant to an investment advisory agreement with Graver, Bokhof, Goodwin & Sullivan (the "Adviser"), the Fund pays an investment advisory fee at the annual rate of 1.0% of the first $250 million of the Fund's average daily net assets and .75% of the Fund's average daily net assets in excess of $250 million. During the year ended September 30, 1998, the Fund incurred investment advisory fees of $144,778 under this agreement.

The agreement provides for the waiver of expenses from the Adviser through December 31, 1999 should the Fund's normal operating expenses exceed 2.00% of average daily net. During the year ended September 30, 1998, the Adviser waived $53,845 of its investment advisory fee.

While serving as distributor, Dreher & Associates, Inc. (the "Distributor") assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays the Distributor a monthly service fee of .25% and a monthly sales compensation fee of .25%, based on the Fund's average daily net assets. In return, the Distributor bears all expenses incurred in the distribution and promotion of the Fund's shares. During the year ended September 30, 1998, the Fund incurred distribution fees of $72,389. The Distributor received commissions of $3,835 from sale of the Fund's shares during the year ended September 30, 1998, all of which was paid to brokers affiliated with the Fund.

Portfolio transactions for the Fund have been executed through the Distributor, consistent with the Fund's policy of obtaining best price and execution. During the year ended September 30, 1998, the Fund paid brokerage commissions to the Distributor on purchases and sales of securities in the amount of $20,938. It is the Adviser's opinion that commission rates charged to the Fund by the Distributor are consistent with those charged to comparable unaffiliated customers in similar transactions.

3. INVESTMENTS

Purchases and sales of investments, other than short-term obligations, were $7,792,996 and $8,789,353 respectively, for the year ended September 30, 1998.



UNIVERSAL CAPITAL GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 1998

The cost basis of investments for federal income tax purposes at September 30, 1998 was $10,300,952. At September 30, 1998, on a tax basis, gross unrealized appreciation was $4,143,889, gross unrealized depreciation was $506,348 and net unrealized appreciation was $3,637,541.

--------------------------------------------------------------------------------

                               FEDERAL TAX STATUS
                               OF 1998 DIVIDENDS

INCOME AND CAPITAL GAIN DIVIDENDS PAID TO YOU, WHETHER RECEIVED IN CASH OR REINVESTED IN SHARES, MUST BE INCLUDED IN YOUR FEDERAL INCOME TAX RETURN AND MUST BE REPORTED BY THE FUND TO THE INTERNAL REVENUE SERVICE IN ACCORDANCE WITH U.S. TREASURY DEPARTMENT REGULATIONS.

NONE OF THE DIVIDENDS PAID BY THE FUND QUALIFY FOR THE 70% DIVIDENDS RECEIVED DEDUCTION AVAILABLE TO CERTAIN CORPORATE SHAREHOLDERS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER
Graver, Bokhof, Goodwin & Sullivan
100 South Wacker Drive, Suite 2100
Chicago, Illinois 60606

DISTRIBUTOR
Dreher & Associates, Inc.
One Oakbrook Terrace, Suite 708
Chicago, Illinois 60181

CUSTODIAN
UMB Bank, n.a.
P.O. Box 419226
Kansas City, Missouri 64141

TRANSFER AGENT
Sunstone Investor Services, LLC
207 East Buffalo Street, Suite 315
Milwaukee, WI 53202

COUNSEL
Vedder, Price, Kaufman & Kammholz
Chicago, Illinois

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, Illinois